Exhibit 10.4C

THIRD AMENDMENT TO THE

TEXTRON SPILLOVER SAVINGS PLAN

(Restatement effective January 3, 2010)

To improve administration of the Textron Spillover Savings Plan (the “Plan”) and to facilitate the transition to third-party administration with Fidelity Investments, the Plan is hereby amended as follows, effective October 1, 2013, except as otherwise provided:

1.     Subsections (b), (c), and (d) of Section 3.01 of the Plan are amended to read in their entirety as follows:

(b)           Stock Unit Account. The Stock Unit Account shall consist of Supplemental Shares. Textron shall credit the supplemental matching contribution to a Participant’s Stock Unit Account after the end of the calendar year for which the supplemental matching contribution is made, but not later than March 15 of the following year. The credit shall be made as a number of Supplemental Shares determined as follows:

(i)          For credits added before October 1, 2013, by dividing the amount of the supplemental matching contribution for the calendar year by the average of the composite closing prices of Textron common stock, as reported in The Wall Street Journal, for each trading day in the calendar year for which the credit is made; and

(ii)         For credits added after September 30, 2013, by dividing the amount of the supplemental matching contribution for the calendar year by the closing price of Textron common stock on the date the credit is posted to the Participant’s Stock Unit Account, as reflected in the Plan’s recordkeeping system.

(c)           Crediting Dividend Equivalents and Other Adjustments. Textron shall credit additional Supplemental Shares to a Participant’s Stock Unit Account in each calendar quarter to reflect the dividend equivalents attributable to the Supplemental Shares that were credited to the Participant’s Account on the record date. The number of additional Supplemental Shares shall be determined as follows:

(i)          For dividend equivalents added before October 1, 2013, by dividing the dividend amount by the average of the composite closing prices of Textron common stock, as reported in The Wall Street Journal, for the month in which the record date occurs; and

(ii)         For dividend equivalents added after September 30, 2013, by dividing the dividend amount by the closing price of Textron common stock on the date the credit is posted to the Participant’s Stock Unit Account, as reflected in the Plan’s recordkeeping system.

The number of Supplemental Shares credited to a Participant’s Stock Unit Account shall be adjusted, without receipt of any consideration by Textron, on account of any stock split, stock dividend, or similar increase or decrease affecting Textron common stock, as if the Supplemental Shares were actual shares of Textron common stock.

(d)           Converting Supplemental Shares to Cash. All distributions from the Plan shall be made in cash. The cash value distributed will be determined by multiplying the value of Textron common stock as of the distribution date by the number of whole and fractional Supplemental Shares in the Participant’s Stock Unit Account as of the distribution date. The value of a share of Textron common stock as of the distribution date shall be as follows:

(i)          For distributions before October 1, 2013, the average of the composite closing prices, as reported in The Wall Street Journal, for the first ten trading days of the calendar month following the Participant’s Separation From Service, death, or Total Disability; and

(ii)         For distributions after September 30, 2013, the closing price on the first trading day of the calendar month in which the distribution occurs;

provided, however, that in the case of a distribution upon a Change in Control (under Section 5.04), the value of a share of Textron common stock as of the distribution date shall be the closing price immediately before the Change in Control occurs.

2.             Section 3.03 of Appendix A of the Plan is amended to read in its entirety as follows:

3.03        In each calendar quarter, Textron shall credit Supplemental Shares to a Participant’s supplemental savings account equal in number to the number of shares of Textron common stock that would have been allocated on account of dividends to the Participant’s supplemental savings account as of that date, based on the following price:

(i)          For credits before October 1, 2013, the average of the composite closing prices of Textron common stock, as reported in The Wall Street Journal, for the month in which the date of record occurs; and

(ii)         For credits after September 30, 2013, the closing price of Textron common stock on the date the credit is posted to the Participant’s supplemental savings account, as reflected in the Plan’s recordkeeping system.

3.             Section 3.05 of Appendix A of the Plan is amended to read in its entirety as follows:

3.05        A Participant who has terminated her Textron employment may transfer amounts in her supplemental savings account to her fixed income account in accordance with the following rules:

(i)          Before October 1, 2013, a Participant may, once each calendar month, request to transfer, in 5% increments (with a minimum transfer of 10% of the supplemental savings account), effective the first calendar day of the month following the minimum notice of three business days, any amount in her supplemental savings account to her fixed income account. The cash value transferred will be determined by multiplying (A) the value of Textron common stock as of the transfer date, times (B) the number of whole and fractional Supplemental Shares in her supplemental savings account as of the end of the month in which the election is made, times (C) the percentage being transferred. The value of a share of Textron common stock at the transfer date shall be the average of the composite closing prices, as reported in The Wall Street Journal, for the first ten trading days of the effective month.

(ii)         After September 30, 2013, a Participant may, once each trading day, request to transfer in 1% increments any amount in her supplemental savings account to her fixed income account. Such transfer shall take effect as soon as practicable after the request is received and processed. For purposes of the transfer, the value of a share of Textron common stock shall be the closing price for first trading day that ends after the request is received and processed, as reflected in the Plan’s recordkeeping system.

If any portion of a Participant’s accounts under the Savings Plan shall be forfeited, a proportionate part of the Participant’s Supplemental Shares also shall be forfeited.

4.     Section 1.03 of the Market Square Profit Sharing Plan Schedule of Appendix A of the Plan is amended to read in its entirety as follows:

1.03        Textron shall, in each calendar quarter, credit Supplemental Shares to a Participant’s stock unit account equal in number to the number of shares of Textron common stock that would have been allocated on account of dividends to the Participant’s stock unit account as of that date, based on the following price:

(i)          For credits before October 1, 2013, the average of the composite closing prices of Textron common stock, as reported in The Wall Street Journal, for the month in which the date of record occurs; and

(ii)         For credits after September 30, 2013, the closing price of Textron common stock on the date the credit is posted to the Participant’s stock unit account, as reflected in the Plan’s recordkeeping system.

5.     Section 1.05 of the Market Square Profit Sharing Plan Schedule of Appendix A of the Plan is amended to read in its entirety as follows:

1.05        A Participant who has terminated her Textron employment may transfer amounts in her stock unit account to her general fund account in accordance with the following rules:

(i)          Before October 1, 2013, a Participant may, once each calendar month, request to transfer, in 5% increments (with a minimum transfer of 10% of the stock unit account), effective the first calendar day of the month following the minimum notice of three business days, any amount in her stock unit account to her general fund account. The cash value transferred will be determined by multiplying (A) the value of Textron common stock as of the transfer date, times (B) the number of whole and fractional Supplemental Shares in her stock unit account as of the end of the month in which the election is made, times (C) the percentage being transferred. The value of a share of Textron common stock as of the transfer date shall be the average of the composite closing prices, as reported in The Wall Street Journal, for the first ten trading days of the effective month.

(ii)         After September 30, 2013, a Participant may, once each trading day, request to transfer in 1% increments any amount in her stock unit account to her fixed income account. Such transfer shall take effect as soon as practicable after the request is received and processed. For purposes of the transfer, the value of a share of Textron common stock shall be determined based on the closing price for the first trading day that ends after the request is received and processed, as reflected in the Plan’s recordkeeping system.

6.     Section 1.03 of the Market Square Profit Sharing Plan Schedule of Appendix B of the Plan is amended to read in its entirety as follows:

1.03        Textron shall, in each calendar quarter, credit Supplemental Shares to a Participant’s stock unit account equal in number to the number of shares of Textron common stock that would have been allocated on account of dividends to the Participant’s stock unit account as of that date, based on the following price:

(i)          For credits before October 1, 2013, the average of the composite closing prices of Textron common stock, as reported in The Wall Street Journal, for the month in which the date of record occurs; and

(ii)         For credits after September 30, 2013, the closing price of Textron common stock on the date the credit is posted to the Participant’s stock unit account, as reflected in the Plan’s recordkeeping system.

7.     Section 1.05 of the Market Square Profit Sharing Plan Schedule of Appendix B of the Plan is amended to read in its entirety as follows:

1.05        A Participant who has terminated her Textron employment may transfer amounts in her stock unit account to her general fund account in accordance with the following rules:

(i)          Before October 1, 2013, a Participant may, once each calendar month, request to transfer, in 5% increments (with a minimum transfer of 10% of the stock unit account), effective the first calendar day of the month following the minimum notice of three business days, any amount in her stock unit account to her general fund account. The cash value transferred will be determined by multiplying (A) the value of Textron common stock, times (B) the number of whole and fractional Supplemental Shares in her stock unit account as of the end of the month in which the election is made, times (C) the percentage being transferred. The value of a share of Textron common stock at the transfer date shall be the average of the composite closing prices, as reported in The Wall Street Journal, for the first ten trading days of the effective month.

(ii)         After September 30, 2013, a Participant may, once each trading day, request to transfer in 1% increments any amount in her stock unit account to her fixed income account. Such transfer shall take effect as soon as practicable after the request is received and processed. For purposes of the transfer, the value of a share of Textron common stock shall be determined based on the closing price for the first trading day that ends after the request is received and processed, as reflected in the Plan’s recordkeeping system.

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IN WITNESS WHEREOF, Textron Inc. has caused this amendment to be executed by its duly authorized officer.

TEXTRON INC.

Dated: October 7, 2013	By	/s/ Cheryl H. Johnson
Cheryl H. Johnson
Executive Vice President, Human Resources